TRUTH SOCIAL FUNDS

Truth Social American Energy Security ETF (TSES)

Truth Social American Icons ETF (TSIC)

Truth Social American Next Frontiers ETF (TSNF)

Truth Social American Red State REITs ETF (TSRS)

Truth Social American Security & Defense ETF (TSSD)

(each a “Fund” and collectively, the “Funds”)

Listed on NYSE Arca, Inc.

Supplement dated May 21, 2026

to the Prospectus and Statement of Additional Information (“SAI”)

dated December 23, 2025

as supplemented from time to time

This Supplement supersedes the Supplement dated May 13, 2026. Please retain this Supplement with your Prospectus and SAI for future reference.

Effective May 26, 2026, the name of the Trust will change from “Truth Social Funds” to “Yorkville America Investment Trust.” Accordingly, all references to “Truth Social Funds” in the Registration Statement are hereby replaced with “Yorkville America Investment Trust.”

Except as described above, there will be no changes to the investment objectives, principal investment strategies or principal risks of the funds of the Trust as a result of the Trust’s name change.

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For more information regarding this Supplement, please call 1-201-985-8300.

This Supplement and the existing Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. The Prospectus and SAI have been filed with the U.S.
Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at (201) 985-8300.

PLEASE RETAIN THIS NOTICE FOR FUTURE REFERENCE.